Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

Dated as of November 5, 2013

to

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of September 26, 2013

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of November 5, 2013 by and among M/A-COM Technology Solutions Holdings, Inc., a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Amended and Restated Credit Agreement dated as of September 26, 2013 by and among the Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) Section 6.01 of the Credit Agreement is hereby amended to (x) delete the word “and” appearing at the end of clause (n) thereof, (y) delete the period at the end of clause (o) thereof and replace such period with “; and” and (z) insert the following as a new clause (p) thereof:

“(p) Indebtedness of any Person that becomes a Subsidiary after the date hereof pursuant to the acquisition by the Borrower of Mindspeed Technologies, Inc., a Delaware corporation (“Target”); provided that (i) such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary (provided that additional Indebtedness created as a result of the acquisition of Target by operation of make-whole premiums, conversion rights and the like pursuant to and in accordance with such existing Indebtedness, but subject to the limitation set forth in clause (ii) below, shall not be prohibited by this clause (i)) and (ii) the aggregate principal amount of Indebtedness permitted by this clause (p) shall not exceed $60,000,000 at any time outstanding;

(b) Section 6.01(h) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(h) Permitted Qualifying Indebtedness in an aggregate principal amount not to exceed, when taken together with the aggregate principal amount of Indebtedness permitted by clause (p) below, $100,000,000 at any time outstanding;”

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (i) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent, (ii) the Administrative Agent shall have received counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantors and (iii) the Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ reasonable and documented fees and expenses (including, to the extent invoiced, reasonable and documented fees and expenses of counsel for the Administrative Agent) in connection with this Amendment.

3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects (or, in the case of any representation or warranty expressly qualified by materiality or Material Adverse Effect, in all respects), except to the extent the same expressly relate to an earlier date in which case such representations and warranties are true and correct in all material respects as of such earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) This Amendment is a “Loan Document” under (and as defined in) the Credit Agreement.

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5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC., as the Borrower

By:	/s/ Conrad Gagnon
Name: Conrad Gagnon Title: Chief Financial Officer

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement dated as of September 26, 2013

M/A-COM Technology Solutions Holdings, Inc.

JPMORGAN CHASE BANK, N.A., individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By:	/s/ Justin Kelley
Name: Justin Kelley Title: Vice President

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement dated as of September 26, 2013

M/A-COM Technology Solutions Holdings, Inc.

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Lynn R. Schade
Name: Lynn R. Schade Title: Vice President

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement dated as of September 26, 2013

M/A-COM Technology Solutions Holdings, Inc.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Thomas C. Lillis
Name: Thomas C. Lillis Title: Senior Vice President

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement dated as of September 26, 2013

M/A-COM Technology Solutions Holdings, Inc.

TD BANK, N.A., individually as a Lender and as a Co-Documentation Agent

By:	/s/ Amy LeBlanc Hackett
Name: Amy LeBlanc Hackett
Title: SVP

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement dated as of September 26, 2013

M/A-COM Technology Solutions Holdings, Inc.

BARCLAYS BANK PLC, as a Lender

By:	/s/ Noam Azachi
Name: Noam Azachi
Title: Vice President

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement dated as of September 26, 2013

M/A-COM Technology Solutions Holdings, Inc.

FIRST NIAGARA BANK, N.A., as a Lender

By:	/s/ Robert Dellatorre
Name: Robert Dellatorre
Title: Vice President

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement dated as of September 26, 2013

M/A-COM Technology Solutions Holdings, Inc.

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Lauren Havens
Name: Lauren Havens
Title: Authorized Signatory

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement dated as of September 26, 2013

M/A-COM Technology Solutions Holdings, Inc.

RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/ Kathy Bennett
Name: Kathy Bennett
Title: VP

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement dated as of September 26, 2013

M/A-COM Technology Solutions Holdings, Inc.

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to Amended and Restated Credit Agreement with respect to that certain Amended and Restated Credit Agreement dated as of September 26, 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among M/A-COM Technology Solutions Holdings, Inc., a Delaware corporation (the “Borrower”), the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 1 to Amended and Restated Credit Agreement is dated as of November 5, 2013 and is by and among the Borrower, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated November 5, 2013

[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

M/A-COM TECHNOLOGY SOLUTIONS INC.

By:	/s/ Conrad Gagnon
Name: Conrad Gagnon
Title: Chief Financial Officer

Signature Page to Consent and Reaffirmation Amendment No. 1 to

Amended and Restated Credit Agreement dated as of September 26, 2013

M/A-COM Technology Solutions Holdings, Inc.